UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

DAVID A. HOLLANDER, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: JUNE 30, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL SHAREHOLDER REPORT

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2006

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report
(unaudited)

June 30, 2006

Contents

Unaudited Financial Statements

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$654,195,159	$702,612,634
Equity securities	42,305,121	51,519,162
Total investments in securities of unaffiliated issuers	696,500,280	754,131,796

Investments in securities of affiliates
Debt securities	63,130,776	68,903,686
Equity securities	59,516,104	61,883,844
Total investments in securities of affiliates	122,646,880	130,787,530

Total investments	819,147,160	884,919,326

Cash and cash equivalents (Note 2)		182,620,091
Subscriptions receivable for common shares		177,750,000
Receivable for investment securities sold		12,617,683
Accrued interest income on securities of unaffiliated issuers		11,415,778
Accrued interest income on securities of affiliates		108,600
Prepaid expenses and other assets		109,342
Deferred debt issuance costs		5,730,702
Total assets		1,275,271,522

Liabilities
Credit facility payable		267,000,000
Payable for investment securities purchased		21,958,257
Performance fees payable		14,825,750
Management and advisory fees payable		1,481,250
Open option contracts written		71,052
Accrued expenses and other liabilities		1,291,462
Total liabilities		306,627,771

Preferred Stock
Auction rate money market preferred stock; $25,000/share liquidation preference;
9,520 shares authorized, issued and outstanding		238,000,000
Accumulated dividends on auction rate money market preferred stock		636,251
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding		-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
outstanding		200,000
Accumulated dividends on Series Z preferred stock		4,271
Total preferred stock		238,840,522

Net assets applicable to common shareholders		$729,803,229

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 27,705.895 shares
issued and outstanding, 8,803.201 shares subscribed and pending issuance		$37
Paid-in capital in excess of par		677,870,042
Distributions in excess of net investment income		(26,929,531)
Accumulated net realized gain on investments		13,802,089
Accumulated net unrealized gain on investments		65,701,114
Accumulated dividends to preferred shareholders		(640,522)
Net assets applicable to common shareholders		$729,803,229

Common stock, NAV per share		$19,989.63

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2006

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (72.28%)
Bank Debt (45.17%) (1)
Automobiles (-0.24%)
General Motors Corp. Revolver, LIBOR + 2.00%, due 6/16/08
(Acquired 11/29/05, Amortized Cost ($11,875,000))	$50,000,000	$(2,541,675)	(0.24)%

Diversified/Conglomerate Manufacturing (7.40%)
Revere Industries, LLC 2nd Lien Term Loan, LIBOR + 9%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $42,196,000)	$42,196,000	42,354,235	3.97%
Vitesse Semiconductor Corp. 1st lien Term Loan,
LIBOR + 4% Cash + 5% PIK, due 6/7/10
(Acquired 6/7/06, Amortized Cost $36,569,733)	$36,569,733	36,569,733	3.43%
Total Diversified/Conglomerate Manufacturing		78,923,968

Electronics (8.23%)
Isola USA Corp. Senior Notes, LIBOR + 8%, due 4/21/10
(Acquired 4/21/06, Amortized Cost $87,908,012)	$87,908,012	87,908,012	8.23%

Personal Transportation (10.88%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 7.5%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $55,417,211)	$56,261,128	58,174,006	5.45%
(Acquired 10/7/05, Amortized Cost $6,927,151)	$7,032,641	7,271,751	0.68%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $30,384,240)	$30,644,449	30,031,560	2.81%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $15,648,009)	$15,782,798	15,520,035	1.45%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $5,279,011)	$5,324,483	5,235,837	0.49%
Total Personal Transportation		116,233,189

Printing/Publishing (3.08%)
Weekly Reader Corp. Tranche B Term Loan,
LIBOR + 8.5% Cash + 1% PIK, due 7/22/09
(Acquired 7/22/05, Amortized Cost $31,890,170)	$31,890,170	32,846,875	3.08%

Telecommunications (12.32%)
Enterasys Network Distribution Ltd. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $6,399,703) - (Ireland) (2)	$6,530,309	6,693,567	0.63%
Enterasys Networks, Inc. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $28,060,237) (2)	$28,632,895	29,348,717	2.75%
Gores Ent Holdings, Inc. Sr. Sec. Note, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $24,269,566) (2)	$27,638,279	28,882,002	2.71%
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 2% PIK, due 9/14/09
(Acquired 9/20/04, Amortized Cost $29,144,791)	$29,445,643	30,770,696	2.88%
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07
(Acquired 6/6/06, Amortized Cost $35,387,253)	$62,012,832	35,738,885	3.35%
Total Telecommunications		131,433,867

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2006

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Debt Securities (continued)
Utilities (3.50%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $6,521,841) (3)	$34,463,939	$4,880,981	0.46%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $28,971,468) (3)	$24,452,156	32,399,107	3.04%
Total Utilities		37,280,088

Corporate Debt Securities (27.11%)
Automobiles (5.20%)
EaglePicher Holdings Senior Notes, 9.75%, due 9/1/13 (3)	$40,958,000	32,766,400	3.07%
Miscellaneous Securities (4)	$37,102,000	22,738,540	2.13%
Total Automobiles		55,504,940

Containers, Packaging and Glass (11.68%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09 (3)	$35,384,000	37,462,810	3.51%
Pliant Corp. Notes, 13%, due 6/1/10 (3)	$3,099,000	1,379,055	0.13%
Pliant Corp. Senior Subordinated Notes, 13%, due 6/1/10 (3)	$2,387,000	1,062,215	0.10%
Radnor Holdings Senior Secured Tranche A Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $64,633,585) (5)	$65,122,000	66,098,830	6.19%
Radnor Holdings Senior Secured Tranche B Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $1,675,340) (5)	$1,688,000	1,713,320	0.16%
Radnor Holdings Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (5)	$16,527,000	16,940,175	1.59%
Total Containers, Packaging and Glass		124,656,405

Diversified/Conglomerate Manufacturing (0.37%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$3,940,000	3,979,400	0.37%

Leisure, Amusement, Motion Pictures and Entertainment (3.69%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$40,349,000	39,441,148	3.69%

Printing/Publishing (2.38%)
Phoenix Color Corp. Senior Subordinated Notes, 11%, due 2/1/09	$26,969,000	25,418,283	2.38%

Utilities (3.79%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$38,324,000	40,431,820	3.79%

Total Debt Securities (cost $717,325,935)		771,516,320

Equity and Equity Related Securities (10.61%)
Containers, Packaging and Glass (0.07%)
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,611,467) (5)	18,290,232	731,609	0.07%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $1,490,434) (3), (5)	725	-	0.00%
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $141,949) (3), (5)	71	-	0.00%
Total Containers, Packaging and Glass		731,609

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2006

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Equity and Equity Related Securities (continued)
Diversified/Conglomerate Manufacturing (5.15%)
International Wire Group, Inc. Common Stock (2), (3), (5), (6)	637,171	$9,844,292	0.92%
Put Option for 413,289 shares of Lawson Software, Inc. Common Stock,
Expires 7/31/06 (Acquired 2/15/05, Cost $0) (3), (7)	413,289	-	0.00%
Lawson Software, Inc. Common Stock (3)	6,743,241	45,179,716	4.23%
Total Diversified/Conglomerate Manufacturing		55,024,008

Electronics (0.26%)
TPG Hattrick Holdco Common Units
(Acquired 4/21/06, Cost $2,813,056) (3), (5)	2,296,747	2,802,031	0.26%

Leisure, Amusement, Motion Pictures and Entertainment (0.26%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05, Cost $1,211,711) (3), (5), (8)	551,781	2,805,806	0.26%

Retailers (2.58%)
Miscellaneous Securities (2), (4)	1,879,757	27,538,440	2.58%

Telecommunications (2.29%)
Gores Ent Holdings, Inc. Series A Convertible Preferred Stock
(Acquired 3/1/06, Cost $21,590,208) (2), (3), (5), (6)	21,590.208	22,447,581	2.10%
Gores Ent Holdings, Inc. Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $2,815,947) (2), (3), (5), (6)	3,190.006	2,053,531	0.19%
Total Telecommunications		24,501,112

Utilities (0%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (9)	1,829	-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (9)	7,172	-	0.00%
Total Utilities		-

Total Equity and Equity Related Securities (cost $101,821,225)		113,403,006

Cash and Cash Equivalents (17.11%)
Bear Stearns Commercial Paper, 5.23%, due 7/10/06	$14,800,000	14,774,199	1.38%
Bear Stearns Commercial Paper, 5.24%, due 8/3/06	$20,000,000	19,869,000	1.86%
Citigroup Funding Commercial Paper, 5.16%, due 7/3/06	$47,500,000	47,474,518	4.45%
GECC Commercial Paper, 5%, due 7/3/06	$44,000,000	43,975,556	4.12%
UBS Finance Commercial Paper, 5.125%, due 7/13/06	$28,900,000	28,776,573	2.70%
Union Bank of California Commercial Paper, 5.11%, due 7/19/06	$14,000,000	13,940,383	1.31%
Wells Fargo Bank Overnight REPO	$8,900,000	8,900,000	0.83%
Cash Held on Account at Various Institutions	$4,909,862	4,909,862	0.46%
Total Cash and Cash Equivalents (10)		182,620,091

Total Cash and Investments in Securities		$1,067,539,417	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2006

Showing Percentage of Total Cash and Investments of the Company

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	Acquired in connection with an open call option written by the Company, as discussed in Note 2 to the financial statements.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On the date of acquisition, the Company owned $40,349,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $35,507,120.

(9)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(10)	Cash and cash equivalents includes $77.4 million segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $299,786,858 and $102,345,048, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of June 30, 2006 was $611,500,899, or 57.28% of total cash and investments of the Company.

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$34,465,220
Interest income from investments in affiliates	3,980,758
Income from original issue discount	76,851
Other income	2,839,347
Total interest and related investment income	41,362,176

Operating expenses
Performance fees (Notes 3 & 7)	9,601,634
Management and advisory fees	8,887,500
Interest expense	5,003,756
Credit enhancement fees	1,113,140
Amortization of deferred debt issuance costs	470,625
Commitment fees	414,431
Auction agent fees	257,703
Legal fees, professional fees and due diligence expenses	217,813
Insurance expense	215,017
Director fees	125,000
Other operating expenses	188,720
Total expenses	26,495,339

Net investment income	14,866,837

Net realized and unrealized gain on investments
Net realized gain on investments
Proceeds from sales, maturities and paydowns	102,345,048
Cost of investments sold, paid down, or matured	(88,542,959)
Net realized gain on investments	13,802,089

Change in net unrealized gain on investments
Net unrealized gain, beginning of period	50,156,584
Net unrealized gain, end of period	65,701,114
Net change in unrealized gain on investments	15,544,530
Net realized and unrealized gain on investments	29,346,619

Distributions to preferred shareholders	(4,572,252)
Net change in reserve for potential distributions to preferred shareholders	(360,219)

Net increase in net assets applicable to common shareholders
resulting from operations	$39,280,985

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets (Unaudited)

	For the Six Months Ended June 30, 2006	2005

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$432,087,444	$235,307,573

Common shareholder contributions	284,400,000	177,750,000

Net investment income	14,866,837	2,761,194
Net realized gain on investments	13,802,089	6,299,013
Net change in unrealized gain on investments	15,544,530	32,921,023
Distributions to preferred shareholders from net investment income	(4,572,252)	(2,360,971)
Distributions to preferred shareholders from net realized gains
on investments	-	(1,060,747)
Net change in reserve for potential distributions to preferred shareholders	(360,219)	1,470,359
Net increase in net assets applicable to common shareholders resulting
from operations	39,280,985	40,029,871

Distributions to common shareholders from:
Net investment income	(25,965,200)	(8,159,139)
Net realized gains on investments	-	(5,238,266)
Returns of capital	-	(7,602,595)
Total distributions to common shareholders	(25,965,200)	(21,000,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $26,929,531 and
$11,258,916, respectively)	$729,803,229	$432,087,444

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2006

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$39,280,985
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(13,802,089)
Net change in unrealized gain on investments	(15,544,530)
Dividends paid to preferred shareholders	4,572,252
Increase in reserve for potential dividends to preferred shareholders	360,219
Income from original issue discount	(76,851)
Income from paid in-kind capitalization and other non-cash income	(1,517,193)
Amortization of deferred debt issuance costs	470,625
Changes in assets and liabilities:
Purchases of investment securities	(299,786,858)
Proceeds from sales, maturities and paydowns of investment securities	102,345,048
Decrease in receivable for investment securities purchased	11,875,000
Increase in receivable for investment securities sold	(12,617,683)
Decrease in prepaid expenses and other assets	212,860
Increase in accrued interest income on securities of unaffiliated issuers	(1,230,760)
Increase in accrued interest income on securities of affiliated issuers	(39,091)
Decrease in payable for investment securities purchased	(15,309,916)
Increase in performance fees payable	3,566,834
Increase in accrued expenses and other liabilities	161,947
Net cash used in operating activities	(197,079,201)

Financing activities
Proceeds from draws on credit facility	107,000,000
Principal repayments on credit facility	(55,000,000)
Proceeds from issuance of common shares	106,650,000
Proceeds from issuance of auction rate money market preferred shares	82,900,000
Dividends paid to common shareholders	(25,965,200)
Dividends paid to auction rate money market preferred shareholders	(4,572,252)
Net cash provided by financing activities	211,012,548

Net increase in cash and cash equivalents	13,933,347
Cash and cash equivalents at beginning of period	168,686,744
Cash and cash equivalents at end of period	$182,620,091

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2006

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of Auction Rate Money Market Preferred Shares (“APS”), $473 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

1. Organization and Nature of Operations (continued)

Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At June 30, 2006, there was $267 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $711 million of the Company’s common shares over a two-year period on dates specified by the Company. As of June 30, 2006, the Company has called and received common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
July 13, 2004	July 13, 2004	20%
November 15, 2004	November 15, 2004	15%
March 18, 2005	April 29, 2005	10%
October 28, 2005	November 30, 2005	15%
February 21, 2006	March 14, 2006	15%

On May 22, 2006, the Company called the remaining 25% of the common share commitment, which was received by the Company on or about July 5, 2006.

Auction Rate Money Market Preferred Capital

At June 30, 2006, the Company had 9,520 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

1. Organization and Nature of Operations (continued)

unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of June 30, 2006, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The Company has received the entire $238 million in anticipated capitalization from issuance of the APS as follows:

Date	Shares Issued	Proceeds (millions)
July 13, 2004	1,500	$37.5
October 20, 2004	1,400	$35.0
June 21, 2005	1,384	$34.6
October 3, 2005	1,920	$48.0
March 14, 2006	3,316	$82.9

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of June 30, 2006, the results of its operations and cash flows for the six months ended June 30, 2006, and the changes in net assets for the six months ended June 30, 2006 and for the year ended December 31, 2005. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At June 30, 2006, all but 3.79% of the investments of the Company were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)           for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b)           for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal; and

c)           for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

2. Summary of Significant Accounting Policies (continued)

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

2. Summary of Significant Accounting Policies (continued)

months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days. Cash equivalents of $77,360,155 at June 30, 2006 were segregated at the Company’s custodian to collateralize certain unfunded commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At June 30, 2006, the Company did not hold any investments denominated in foreign currencies.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies,

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

2. Summary of Significant Accounting Policies (continued)

less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Open Option Contracts Written

During the six months ended June 30, 2006, the Company entered into a put/call agreement with an unaffiliated counterparty with respect to certain shares held by the Company. Under the terms of the agreement, either the counterparty or the Company may cause a sale to the counterparty of 413,289 shares of Lawson Software, Inc. Common Stock held by the Company at a variable strike price that increases at a rate of 15% per year, subject to certain conditions. The current agreement expires on July 31, 2006. At June 30, 2006, the strike price was $6.53 per share, resulting in a liability of $71,052 with respect to the call option written, as reflected in the Statement of Assets and Liabilities. Accordingly, the put option had no value at June 30, 2006. The amount of the liability for the call option written is included in net assets applicable to common shareholders as a reduction of accumulated net unrealized gain on investments.

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

2. Summary of Significant Accounting Policies (continued)

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company distributed $25,965,200 to common shareholders during the six months ended June 30, 2006, and has distributed $50,465,200 to common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

2. Summary of Significant Accounting Policies (continued)

income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income, accumulated net realized gain, and paid-in capital. These differences are primarily due to returns of capital and differing book and tax treatments for short-term realized gains.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at June 30, 2006 were as follows:

Unrealized appreciation	$87,620,658
Unrealized depreciation	(21,919,544)
Net unrealized appreciation	65,701,114

Cost	$819,147,160

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees distributable to the Investment Manager with respect to any accounting period are determined as follows:

a)            First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed capital attributable to the common shares;

b)           Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)           All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. If the Company had liquidated all assets at June 30, 2006, performance fees payable to the Investment Manager would have been $14,825,750. A liability for this amount is reflected in the accompanying financial statements.

APS dividend rates are determined by auction at periodic intervals and ranged from 5.10% to 5.34% per annum as of June 30, 2006.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

4. Management Fees and Other Expenses (continued)

million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million (“Total Maximum Commitment”), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at June 30, 2006 totaled $267 million. Borrowings under the Senior Facility at June 30, 2006 consisted of revolving loans of $28 million and $175 million, due July 17, 2006 and July 31, 2006, respectively, and $64 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than July 7, 2006. As of June 30, 2006 interest payable on amounts outstanding under the Senior Facility was $117,375. During the six months ended June 30, 2006, daily weighted-average debt outstanding was $190,966,851. The weighted-average interest rate on debt outstanding during the six months ended June 30, 2006 was 5.28%. Interest payments made under the Senior Facility totaled $5,017,641 for the six months ended June 30, 2006.

Advances under the Senior Facility bear interest, at the issuer’s option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

5. Senior Secured Revolving Credit Facility (continued)

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

Period	Minimum Borrowing Amount

From Closing Date to End of Month 10 following the Closing Date	0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month 15 following the Closing Date	15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20 following the Closing Date	30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24 following the Closing Date	40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity	75% of Total Maximum Commitment

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of June 30, 2006.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

8. Shareholders’ Capital

Issuances of common stock to and subscriptions of common stock by the Company’s investors for the six months ended June 30, 2006 and the year ended December 31, 2005 were as follows:

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Number of common shares issued	5,298	9,345
Number of common shares subscribed and pending issuance	8,803	-
Net increase	14,101	9,345

Gross proceeds from share issuance	$106,650,000	$177,750,000
Subscriptions receivable for common shares	177,750,000	-
Net proceeds	$284,400,000	$177,750,000

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

9. Financial Highlights

	Six Months Ended June 30, 2006	2005	2004(1)

Net assets applicable to common shareholders, beginning of period	$432,087,444	$235,307,573	$-

Net common shareholder contributions	284,400,000	177,750,000	230,240,824

Investment operations
Net investment income (loss) (2)	14,866,837	2,761,194	(6,788,961)
Net realized and unrealized gain	29,346,619	39,220,036	17,537,421
Distributions to preferred shareholders from:
Net investment income	(4,572,252)	(2,360,971)	-
Realized gains	-	(1,060,747)	-
Returns of capital	-	-	(432,049)
Net change in reserve for potential distributions to preferred
shareholders	(360,219)	1,470,359	(1,749,662)
Net increase in net assets applicable to common shareholders
resulting from operations	39,280,985	40,029,871	8,566,749

Distributions to common shareholders from:
Net investment income	(25,965,200)	(8,159,139)	(3,500,000)
Net realized gains on investments	-	(5,238,266)	-
Returns of capital	-	(7,602,595)	-
Total distributions to common shareholders	(25,965,200)	(21,000,000)	(3,500,000)

Net assets applicable to common shareholders, end of period	$729,803,229	$432,087,444	$235,307,573

Per Common Share(3)
Net asset value, beginning of period	$19,282.86	$18,013.01	$17,382.68

Investment operations
Net investment income (loss) (2)	490.03	126.46	(1,009.58)
Net realized and unrealized gain	1,214.57	2,233.97	2,092.16
Distributions to preferred shareholders from:
Net investment income	(162.46)	(132.75)	-
Realized gains	-	(59.64)	-
Returns of capital	-	-	(50.38)
Net change in reserve for potential distributions to preferred
shareholders	(11.03)	125.73	(133.94)
Total from investment operations	1,531.11	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(824.34)	(397.82)	(267.93)
Net realized gains on investments	-	(255.41)	-
Returns of capital	-	(370.69)	-
Total distributions to common shareholders	(824.34)	(1,023.92)	(267.93)

Net asset value, end of period	$19,989.63	$19,282.86	$18,013.01

Period return on invested assets (4), (5)	9.9%	19.8%	14.1%

Gross return to common shareholders (4)	10.6%	14.3%	2.7%
Less: performance fee (4)	2.2%	2.9%	0.8%
Period return to common shareholders (4), (6)	8.4%	11.4%	1.9%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2006

9. Financial Highlights (continued)

	Six Months Ended June 30, 2006	2005	2004(1)

Ratios and Supplemental Data:
Ending net assets attributable to common
shareholders	$729,803,229	$432,087,444	$235,307,574
Net investment income (loss) / average
common shareholder equity (7), (8)	5.2%	0.9%	(8.7%)

Expenses / average common equity (7)
Operating expenses (8)	5.9%	8.3%	17.3%
Performance fees	3.4%	3.6%	-
Total expenses / average common equity	9.3%	11.9%	17.3%

Portfolio turnover rate (4)	13.6%	31.6%	17.8%
Weighted-average debt outstanding	$190,966,851	$57,356,164	$7,389,535
Weighted-average interest rate	5.3%	4.2%	2.4%
Weighted-average number of shares	28,159	17,097	8,737
Average debt per share	$6,781.73	$3,354.75	$845.77

Annualized Inception to Date Performance Data as of June 30, 2006:
Return on common equity (6)	11.2%
Return on invested assets (5)	22.9%
Internal rate of return (9)	11.0%

(1)	The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2)	Includes accrual of performance fee. See Notes 3 and 7, above.

(3)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)
Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

June 30, 2006

ITEM 2.	CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Semi-Annual Shareholder Report in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12. EXHIBITS.

(a)           (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: September 8, 2006

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: September 8, 2006